SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): July 22, 2003

                                  ELEVON, INC.

             (Exact name of registrant as specified in its charter)


         DELAWARE                    0-19872               95-2862954
-------------------------------------------------------------------------------
(State or other jurisdiction     (Commission File  (IRS Employer Identification
     of incorporation)                Number)                  No.)


         303 SECOND STREET, THREE NORTH, SAN FRANCISCO, CALIFORNIA 94107
               (Address of principal executive offices) (Zip Code)
       Registrant's telephone number, including area code: (415) 495-8811
                                       N/A
          (Former name or former address, if changed since last report)

ITEM 5. OTHER EVENTS.

On July 22, 2003, the stockholders of Elevon, Inc. (the "Company"), a Delaware corporation, approved the Agreement and Plan of Merger, dated as of May 8, 2003, by and among the Company, SSA Global Technologies, Inc. ("SSA"), a Delaware corporation, Seneca Merger Subsidiary Inc., a Delaware Corporation and indirectly wholly-owned subsidiary of SSA, and Seneca Acquisition Subsidiary Inc., a Delaware Corporation and indirectly wholly-owned subsidiary of SSA, and the transactions contemplated by the merger agreement (the "Merger"). On July 22, 2003, the Merger was consummated. SSA's press release announcing these events is attached to this Current Report on Form 8-K as Exhibit 99.1.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
(c) Exhibits.

See Exhibit Index attached hereto.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 23, 2003                   ELEVON, INC.

                                       By:   /s/ Kirk Isaacson
                                           ------------------------------------
                                       Name:  Kirk Isaacson
                                       Title: President and Secretary

                                  EXHIBIT INDEX

EXHIBIT NO. EXHIBIT DESCRIPTION

99.1 Press Release, issued on July 22, 2003, announcing that the transactions contemplated by the Agreement and Plan of Merger, dated as of May 8, 2003, by and among the Company, SSA Global Technologies, Inc. ("SSA"), a Delaware corporation, Seneca Merger Subsidiary Inc., a Delaware Corporation and indirectly wholly-owned subsidiary of SSA, and Seneca Acquisition Subsidiary Inc., a Delaware Corporation and indirectly wholly-owned subsidiary of SSA, were consummated.


[LOGO SSA Global Technologies]



             SSA GLOBAL TECHNOLOGIES COMPLETES ACQUISITION OF ELEVON

CHICAGO, JULY 22, 2003 - SSA Global Technologies Inc.(TM) (SSA GT(TM)), a leading global provider of extended enterprise solutions and services, today announced the completion of its acquisition of Elevon, Inc. (OTCBB: ELVN), a global provider of advanced e-business and collaborative commerce solutions for medium and large-sized customers. Pursuant to this transaction, SSA GT has acquired 100 percent ownership of Elevon for an aggregate price of approximately $20,466,458 in cash. As a result of this acquisition, each outstanding share of Elevon's common stock has been converted into the right to receive $1.30 per share in cash.

Elevon brings more than 125 customers spanning a variety of manufacturing and services industries to SSA GT's existing client base.

"Similar to SSA GT, Elevon has large world-class customers such as Shopko, ADT and Ryder," said Mike Greenough, president, chairman and CEO of SSA GT. "Elevon's customers will now have the same opportunity to extend the value of their IT investment through SSA GT's extension solutions and technologies, such as corporate performance management, supply chain management and customer relationship management."

ABOUT ELEVON
Elevon, Inc., headquartered in San Francisco, is a provider of advanced business solutions in the areas of collaborative commerce and knowledge management.

ABOUT SSA GLOBAL TECHNOLOGIES:
SSA Global Technologies, Inc. is a leading provider of extended enterprise resource planning (ERP) solutions for manufacturing, services, and public organizations worldwide. In addition to core ERP applications, SSA GT offers a full range of practical integrated extended solutions including corporate performance management, customer relationship management (CRM) and supply chain and supplier relationship management. Headquartered in Chicago, SSA GT has 121 worldwide offices serving more than 16,000 customers that represent market-leading companies in over 90 countries. For additional information, visit the SSA GT web site at WWW.SSAGT.COM.

                                       ###

SSA Global Technologies and SSA GT are trademarks of SSA Global Technologies, Inc. Other products mentioned in this document are registered, trademarked or service marked by their respective owners.

FORWARD LOOKING STATEMENTS
These materials may contain "forward-looking statements" within the meaning of
Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. Statements in this press release or otherwise attributable to SSA GT regarding the business which are not historical fact, including those regarding forecasted revenue, earnings, cash flow and liquidity and the future prospects of its business, are "forward looking statements" made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Any "forward-looking statements" in these materials are subject to certain risks and uncertainties that could cause actual results to differ materially from those stated. Any statements that are not statements of historical fact (including without limitation statements to the effect that SSA GT or its management "believes", "expects", "anticipates", "plans", "looks forward" and similar expressions) should be considered forward-looking statements. Many important factors could cause SSA GT's actual results to differ materially from those expressed in the forward-looking statements made by or on behalf of SSA GT, including, without limitation, the size and timing of license transactions, the effect of economic conditions on the spending patterns of SSA GT's customers, the impact of competitive products and services, the effect of fluctuations in the economy and local currency, the ability of SSA GT to accurately forecast revenue, the ability to maintain adequate cash flow, the ability to maintain a satisfactory credit facility, the relationship between SSA GT and its affiliates and suppliers, the ability to manage costs and expenses, the availability of qualified resources, the ability to develop and enhance products, and other unknown risks including those as may be detailed in other SSA GT filings, reports and releases. SSA GT undertakes no obligation to revise or publicly update these forward-looking statements, whether as a result of new information or otherwise.

                                       ###
For press inquiries, contact:

Maria Diecidue                                 Christa Carroll
SSA Global Technologies                        Edelman
(312) 258-6000                                 (312) 233-1302
diecidue@ssax.com                              CHRISTA.CARROLL@EDELMAN.COM

                                 END OF FILING